AMENDMENT TO AGREEMENT TO ISSUE WARRANTS


     THIS AMENDMENT TO AGREEMENT TO ISSUE WARRANTS (this "Amendment") is entered into as of April 16, 1997, by and among LARSON DAVIS INCORPORATED, a Nevada corporation (the "Company"), and CONGREGATION AHAVAS TZDOKAH Z'CHESED ("Holder"), based on the following premises.

                                    Premises

     A. The parties entered into an Agreement to Issue Warrants dated January 9, 1997 (the "Agreement"), pursuant to which the Company agreed, subject to certain conditions, to issue warrants to purchase shares of stock of the Company at a price of $10.75 per share at any time after August 1, 1997, and prior to the close of business on April 16, 1997 (the "$10.75 Warrants").

     B. The parties wish to amend the terms of the Agreement as set forth in this Amendment and to confirm all the others terms and provisions of the Agreement.

                                   Agreement

     NOW, THEREFORE, based on the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual covenants and agreements herein set forth and the mutual benefit to the parties to be derived therefrom, it is hereby agreed as follows:

     1. Extension of Exercise Date. In the Agreement, Holder agreed to deliver $1,084,104.40 to the Company on or before April 16, 1997, as payment of the exercise price for their remaining $6.25 Warrants. The parties agree that the April 16, 1997, date shall be extended to June 6, 1997, and that the modification of the exercise date shall supersede and govern over conflicting terms or provisions that may be contained in the Agreement.

     2. Ratification of the Agreement. Except as specifically provided in paragraph 1 of this Amendment, the parties hereby specifically ratify, confirm, and adopt as binding and enforceable, all of the terms and conditions of the Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                              The Company:

                                   Larson Davis Incorporated


                                   By   /s/
                                     Brian G. Larson, President


                              Holder:

                                   CONGREGATION AHAVAS TZDOKAH
                                      Z'CHESED


                                   By   /s/
                                   Address:  3814-A  15th Avenue
                                             Brooklyn, New York 11218